SUBSCRIPTION AGREEMENT

Contemporary Signed Books, Inc.

Subscription Agreement for the Purchase of Shares of Common Stock
Minimum Purchase of 50,000 Shares at a Purchase Price of $500

THE SECURITIES OFFERED HEREBY, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS.  NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND UP TO THIRTY-FIVE NON-ACCREDITED INVESTORS.  THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS.  SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

Contemporary Signed Books, Inc., a Delaware corporation (“CSB” or the “Company”), is hereby offering/Shares of common stock (the “Shares”) to the investor herein (the “Investor” or “Offeree”).  This offering (the “Offering”) of Shares is made directly by CSB, without a placement agent under the term of this Subscription Agreement (the “Agreement”).

Each Investor is required to purchase a minimum of 50,000 Shares at an aggregate price of $500.  The undersigned hereby subscribes for ___________ Shares and agrees to pay CSB an aggregate purchase price of $__________ (the “Purchase Price”) for the Shares being sold hereunder.  The Purchase Price payable hereunder shall be made by check or wire transfer to the Company.

The Company will hold a closing on, and issue the Shares by overnight courier to the Investor upon the receipt and acceptance of the Purchase Price (the “Closing”).  The sale and purchase contemplated hereunder shall terminate on July 1, 2010, unless extended by the Company for up to sixty (60) days (the “Closing Date”).

Each Investor should retain its own professional advisors to review and evaluate the economic, tax and other consequences of an investment in the Company.

Business of the Company.

Overview

The Company is a Delaware corporation in the business of purchasing and selling contemporary fiction and non-fiction books, each signed by its author.  In order to engage in its business plan, the Company will have to raise significant additional working capital.  There can be no assurance that the Company will be able to do so.

Certain Risk Factors

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.  BEFORE MAKING AN INVESTMENT IN CSB THROUGH THE COMPANY, PROSPECTIVE INVESTORS IN THE SHARES OFFERED HEREIN SHOULD GIVE CAREFUL CONSIDERATION TO THE FOLLOWING RISK FACTORS AFFECTING THE BUSINESS THE COMPANY AND ITS SECURITIES, TOGETHER WITH OTHER INFORMATION IN THIS SUBSCRIPTION AGREEMENT.

Risk Factors Relating to the Securities and the Offering

Lack of Liquidity.

No market presently exists for the Company’s securities and there can be no assurance that such a market will ever develop.  While the Company’s intends to file a registration statement on Form S-1 with the Securities and Exchange Commission, there can be no assurance that such registration statement will be cleared by the Commission.  The Company’s may endeavor to establish a trading market, however, there can be no assurance as to the timing of such event or whether the market, if established, will be sufficiently liquid to enable the holder to liquidate his investment in the Company.  Investors subscribing for the securities described in this Agreement will be purchasing a restricted security and may, therefore, be unable to sell such securities acquired hereby except in accordance with an exemption from the registration requirements under the Securities Act and applicable state securities laws.

Penny Stock Regulation

If the Shares are ever traded on a public market, they will in all likelihood be deemed penny stocks.  The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock.  Commission regulations generally define a penny stock to be an equity security that has a market or exercise price of less than $5.00 per share, subject to certain exceptions.  Such exceptions include any equity security listed on Nasdaq and any equity security issued by an issuer that has net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years.  Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker/dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account.  The bid and offer quotations, and broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to effecting the transaction and must be given in writing before or with the customer's confirmation.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for securities that become subject to the penny stock rules.  Since the Company’s securities are highly likely to be subject to the penny stock rules, should a public market ever develop, any market for the Shares will be illiquid.

Lack of Exchange in our Intended Market.

The Company’s management has little experience in the buying/selling of contemporary signed books as an investment strategy and no member of management has any significant experience in the buying and selling of such contemporary signed books as a business venture.

Lack of Capital.

In order for the Company to commence operation it will have to raise significant additional working capital.  There can be no assurance that it will be able to do so.

CONFIDENTIAL INFORMATION

THE INFORMATION CONTAINED IN THIS AGREEMENT IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND BEING SUBMITTED TO THE OFFEREE SOLELY FOR THE OFFEREE’S CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE COMPANY, SUCH PERSON WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS AGREEMENT FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE SHARES OFFERED HEREBY.

THIS AGREEMENT CONSTITUTES AN OFFER ONLY TO THE OFFEREE TO WHOM THIS AGREEMENT IS INITIALLY DISTRIBUTED AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY ANYONE IN ANY COUNTRY OR STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.  THE COMPANY RESERVES THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION FOR SHARES, IN WHOLE OR IN PART, FOR ANY REASON OR FOR NO REASON.

IN DECIDING WHETHER TO PURCHASE THE SHARES, THE OFFEREE MUST CONDUCT AND RELY ON HIS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SHARES.  THE PROSPECTIVE INVESTOR SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY, OR ANY PROFESSIONAL ASSOCIATED WITH THE OFFERING, AS LEGAL OR TAX ADVICE.  THE OFFEREE AUTHORIZED TO RECEIVE THIS AGREEMENT SHOULD CONSULT HIS OWN TAX COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR, RESPECTIVELY, AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING HIS PURCHASE OF THE SHARES.

THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY AND IS BEING FURNISHED SOLELY FOR USE BY THE OFFEREE IN CONNECTION WITH THE OFFERING.  THE INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN SUPPLIED BY THE COMPANY AND HAS BEEN INCLUDED HEREIN IN RELIANCE ON THE COMPANY.  THIS AGREEMENT MAY CONTAIN SUMMARIES OF CERTAIN DOCUMENTS, BELIEVED BY THE COMPANY TO BE ACCURATE, BUT REFERENCE IS HEREBY MADE TO SUCH DOCUMENTS FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO.  COPIES OF SUCH DOCUMENTS ARE AVAILABLE AT THE OFFICES OF THE COMPANY.  ALL OF SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

EXCEPT AS OTHERWISE INDICATED, THIS AGREEMENT SPEAKS AS OF THE DATE HEREOF.  NEITHER THE DELIVERY OF THIS AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING OF THE SHARES, EXCEPT FOR THIS AGREEMENT (INCLUDING AMENDMENTS OR SUPPLEMENTS HERETO) AND THE DOCUMENTS SUMMARIZED HEREIN OR ATTACHED AS EXHIBITS HERETO.  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS AGREEMENT OR THE DOCUMENTS SUMMARIZED HEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

BY ACCEPTING DELIVERY OF THIS AGREEMENT, THE OFFEREE AGREES (I) TO KEEP CONFIDENTIAL THE CONTENTS HEREOF, AND NOT TO DISCLOSE THE SAME TO ANY THIRD PARTY OR OTHERWISE USE THE SAME FOR ANY PURPOSE OTHER THAN EVALUATION BY SUCH OFFEREE OF A POTENTIAL PRIVATE INVESTMENT IN THE COMPANY, AND (II) TO RETURN THE SAME TO THE COMPANY IF THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE ANY SHARES OR THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED.

THE COMPANY WILL MAKE AVAILABLE TO THE OFFEREE, PRIOR TO THE CLOSING, THE OPPORTUNITY TO ASK QUESTIONS OF AND TO RECEIVE ANSWERS FROM REPRESENTATIVES OF THE COMPANY CONCERNING THE COMPANY OR THE TERMS AND CONDITIONS OF THE OFFERING AND TO OBTAIN ANY ADDITIONAL RELEVANT INFORMATION TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.  THE OFFEREE AGREES TO ADVISE THE COMPANY IN WRITING IF HE IS RELYING UPON ANY SUCH INFORMATION.

THE OFFEREE SHOULD BE AWARE THAT HE MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

1.            The undersigned represents, warrants, and agrees as follows:

(a)           The undersigned agrees that this Agreement is and shall be irrevocable.

(b)           The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Company’s operations and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned desires in order to evaluate the investment.  The undersigned further acknowledges that he fully understands these materials, and the undersigned has had the opportunity to discuss any questions regarding the Agreement with his counsel or other advisor.  Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth herein and his own independent investigation.  The undersigned acknowledges that the undersigned has received no representations or warranties from the Company or its employees or agents in making this investment decision other than as set forth herein.

(c)           The undersigned is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment.

(d)           The undersigned understands that no federal, state or provincial agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

(e)           The undersigned is purchasing the Shares for the undersigned’s own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares.

(f)            The undersigned represents that the undersigned has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in this investment in the Shares.  The undersigned has no reason to anticipate any material change in his personal financial condition for the foreseeable future.

(g)           The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Shares and their components indefinitely or to afford a complete loss of his investment in the Shares.

(h)           The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Shares will not cause such overall commitment to become excessive.  The undersigned understands that the statutory basis on which the Shares is being sold to the undersigned would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event.  The undersigned realizes that in the view of the Securities and Exchange Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares , and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Securities and Exchange Commission would then regard such sale as a sale for which the exemption from registration is not available.  The undersigned will not pledge, transfer or assign this Agreement.

(i)            The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

(j)            The address shown under the undersigned's signature at the end of this Agreement is the undersigned's principal residence.

(k)           The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

The Investor represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Investor otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.  The foregoing representations and warranties shall survive the Closing Date.

2.            The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained herein.

3.            The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in the Agreement.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

4.            The Company has been duly and validly formed and is validly existing and in good standing as a Delaware Corporation.  The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Agreement and to be bound by the provisions and conditions hereof or therein.

5.            Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

6.            The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof.  All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement and any such instrument, which alone fully and completely expresses their agreement.

7.            This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

8.            The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

9.            If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

10.          This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

[Remainder of Page Intentionally Left Blank]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this _________________.

1.	☐	Individual

2.	☐	Joint Tenants with

Right of Survivorship

3.	☐	Community Property

4.	☐	Tenants in Common

5.	☐	Corporation/Partnership/

Limited Liability Company

6.	☐	IRA

of____________________

7.	☐	Trust

Date Opened: ________________

8.	☐	As a Custodian For

_____________________

Under the Uniform

Gift to Minors Act of

the State of __________________

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

______________________________
Exact Name in Which Title is to be Held

_______________________
(Signature)

_______________________
Name (Please Print)

_____________________________________
Residence: Number and Street

_____________________________________
City, State and Zip Code

_______________________
Social Security Number

Accepted this_______ day of __________, 2010 on behalf of Contemporary Signed Books, Inc.

Signature:____________________________

Name: ______________________________

EXECUTION BY SUBSCRIBER WHICH IS A PARTNERSHIP

______________________________
Exact Name in Which Title is to be Held

______________________________
(Signature)

______________________________
Name (Please Print)

______________________________
Title of Person Executing Agreement

______________________________
Number and Street

______________________________
City, State and Zip Code

______________________________
Tax Identification Number

Accepted this ___ day of _________, 2010 on behalf of Contemporary Signed Books, Inc.

Signature:____________________________

Name: ______________________________